Exhibit 10.2
AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT
THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this “Agreement”) is made and entered into as of November 17, 2022, by and between FROST BANK, a Texas state bank (“Lender”), and STELLAR BANCORP, INC., a Texas corporation (“SBI” or “Borrower”), f/k/a CBTX, Inc.
RECITALS:
    WHEREAS, on or about December 13, 2017, Lender made available to Borrower a revolving line of credit in the original principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) (the “Revolving Credit Commitment”), as evidenced by that certain Revolving Promissory Note dated December 13, 2017 (the “Original Note”), made by Borrower and payable to the order of Lender, and as further evidenced by that certain Loan Agreement dated of even date with the Original Note (the “Original Loan Agreement”), by and between Borrower and Lender, and as secured by that certain Pledge and Security Agreement dated of even date with the Original Note (the “Original Pledge Agreement”), by and between Borrower and Lender, pursuant to which Borrower pledged as collateral security for the payment and performance of the Obligations, all of Borrower’s right, title and interest in and to 100% of the issued and outstanding shares of capital stock of COMMUNITYBANK OF TEXAS, N.A., a national banking association (“CommunityBank”);
    WHEREAS, on or about December 13, 2018, Lender modified, extended and renewed the Revolving Credit Commitment, as evidenced by that certain Revolving Promissory Note dated December 13, 2018 (the “First Renewal Note”), by Borrower and payable to the order of Lender, and as further evidenced by that certain Amended and Restated Loan Agreement dated of even date with the First Renewal Note (the “First Amended Loan Agreement”), by and between Borrower and Lender;
    WHEREAS, on or about December 13, 2019, Lender further modified, extended and renewed the Revolving Credit Commitment, as evidenced by that certain Revolving Promissory Note dated December 13, 2019 (the “Second Renewal Note”), by Borrower and payable to the order of Lender, and as further evidenced by that certain Second Amended and Restated Loan Agreement dated of even date with the Second Renewal Note (as amended, the “Second Amended Loan Agreement”), by and between Borrower and Lender;
    WHEREAS, on or about December 13, 2021, Lender further modified, extended and renewed the Revolving Credit Commitment, as evidenced by that certain Revolving Promissory Note dated December 13, 2021 (the “Third Renewal Note”), by Borrower and payable to the order of Lender, and as further evidenced by that certain First Amendment to Second Amended and Restated Loan Agreement (the “Third Amended Loan Agreement,” and together with this Agreement, the Original Note, Original Loan Agreement, Pledge Agreement, First Renewal Note, First Amended Loan Agreement, Second Renewal Note, Second Amended Loan Agreement, Third Renewal Note, Modification Agreement (as defined below), and all such other documents, instruments and agreements evidencing, security or pertaining to the Obligations as will from time to time be executed and delivered to Lender by Borrower, any Subsidiary, any Obligated Party or any other party in connection with the Revolving Credit Commitment, and any future amendments, restatements, modifications, ratifications, confirmations, extensions or supplements hereto or thereto, the “Loan Documents”), by and between Borrower and Lender;
    WHEREAS, effective October 1, 2022, (i) CommunityBank merged with and into ALLEGIANCE BANK, a Texas state bank (“Allegiance Bank”), with Allegiance Bank surviving the merger (the “Bank Merger”); (ii) ALLEGIANCE BANCSHARES, INC., a Texas corporation, merged with and into Borrower, with Borrower surviving the merger (the
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“Holding Company Merger”); and (iii) in connection with the Holding Company Merger, CBTX, Inc. changed its corporate name to SBI;
    WHEREAS, as a result of the Bank Merger, the corporate existence of CommunityBank ceased to exist effective as of October 1, 2022;
    WHEREAS, Borrower has requested that Lender enter into a Modification Agreement dated of even date herewith (the “Modification Agreement”) providing for the following modifications to the Revolving Credit Commitment and the Loan Documents: (i) the pledge by Borrower as collateral security for the payment and performance of the Obligations all of Borrower’s right, title and interest in and to 100% of the shares of capital stock of Allegiance Bank; and (ii) identification of Borrower’s corporate name change to SBI; and
    WHEREAS, as a condition to Lender’s agreement to make such modifications, Lender requires that Borrower execute and deliver to Lender this Agreement.
NOW, THEREFORE, subject to all terms, conditions and covenants hereinafter set forth and in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:
    1.    Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:
        (a)    The term “Code” shall mean the Uniform Commercial Code as in effect in the State of Texas or of any other state having jurisdiction with respect to any of the rights and remedies of Secured Party on the date of this Agreement or as it may hereafter be amended from time to time.
        (b)    The term “Collateral” shall mean all personal property of Grantor specifically described on SCHEDULE A attached hereto and made a part hereof. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing; (ii) all renewals, replacements and substitutions of all of the foregoing, (iii) all Additional Property (as hereinafter defined); and (iv) all “Products” and “Proceeds” (each as defined in the Code) of all of the foregoing. The designation of Proceeds does not authorize Grantor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Grantor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.
        (c)    The term “Grantor” shall mean Borrower, a Texas corporation, whose organization number is 800765321 and who is organized in the State of Texas.
        (d)    The term “Indebtedness” shall mean (i) all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including, without limitation, all indebtedness, obligations and liabilities of Borrower to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement, Interest Rate Protection Agreement (as hereafter defined), or otherwise, including, without limitation, the Third Renewal Note in the original principal amount of $30,000,000.00 executed by Borrower and payable to the order of Secured
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Party; (ii) all accrued but unpaid interest on any of the indebtedness described in subpart (i) above; (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in subparts (i) and (ii) above; (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in subparts (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including, without limitation, all reasonable attorneys’ fees; and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in subparts (i), (ii), (iii) and (iv) above.
        (e)    The term “Interest Rate Protection Agreement” shall mean any interest rate swap agreement, interest rate exchange agreement, currency exchange agreement, foreign exchange agreement, interest rate and currency exchange agreement, forward rate agreement, rate floor agreement, interest rate protection agreement, interest rate cap agreement, rate collar agreement, any option agreement respecting the foregoing, International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement, or any similar agreement or arrangement and any schedule, confirmation, exhibit, document or instrument evidencing any interest in a transaction covered by any such agreement, now existing or hereafter entered into by Borrower and Secured Party or an affiliate of Secured Party in connection with any Indebtedness to hedge the risk of variable interest rate volatility or fluctuations of interest rates, as the same may be modified, supplemented, amended or revised and in effect from time to time.
        (f)    The term “Loan Documents” shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness.
        (g)    The term “Margin Stock” shall mean margin stock as defined in Section 221.2 of Regulation U, promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as amended.
        (h)    The term “Obligated Party” shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness, including Grantor, if different from Borrower.
All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.201, Chapter 8 or Chapter 9 of the Code.
    2.    Security Interest. As security for the Indebtedness, Grantor, for value received, hereby grants to Secured Party a continuing first priority security interest in the Collateral.
    3.    Additional Property. Collateral shall also include the following property (collectively, the “Additional Property”) which Grantor becomes entitled to receive or shall receive in connection with any other Collateral: (a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption Proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Grantor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of
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deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Grantor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Grantor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Grantor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a bank or member firm of the New York Stock Exchange, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.
    4.    Voting Rights. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Grantor; provided, however, that Grantor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.
    5.    Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Grantor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Grantor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Grantor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Grantor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Grantor makes written demand upon Secured Party to sell the Collateral, and (ii) Grantor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Grantor.
    6.    Representations and Warranties. Grantor hereby represents and warrants the following to Secured Party:
        (a)    Authority. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Grantor have been duly authorized by all necessary corporate action of Grantor, to the extent Grantor is a corporation, by all necessary partnership action, to the extent Grantor is a partnership, by all necessary company action of Grantor, to the extent Grantor is a limited liability company, by the provisions of the trust documents, to the extent Grantor is a trust.
        (b)    Accuracy of Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Grantor with respect to the Collateral is true and correct. The exact legal name and organization number of Grantor is correctly shown above.
        (c)    Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Grantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating
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to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.
        (d)    Ownership and Liens. Grantor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Grantor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.
        (e)    No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Grantor, the grant of the security interest by Grantor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, certificate of organization, charter, bylaws, partnership agreement or trust agreement, as the case may be, of Grantor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Grantor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Grantor or of any person except as may be expressly contemplated in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Grantor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.
        (f)    Security Interest. Grantor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.
    (g)    Location/Identity. Grantor’s principal residence or place of business and chief executive office (as those terms are used in the Code), as the case may be is located at the address set forth herein. Except as specified elsewhere herein, all Collateral and records concerning the Collateral shall be kept at such address. Grantor’s organizational structure, state of organization, and organizational number (the “Organizational Information”) are as set forth herein. Except as specified herein, the Organizational Information shall not change.
        (h)    Solvency of Grantor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Grantor at the time of the execution of this Agreement, (i) Grantor is and will be solvent; (ii) the fair saleable value of Grantor’s assets exceeds and will continue to exceed Grantor’s liabilities (both fixed and contingent); (iii) Grantor is paying and will continue to be able to pay its debts as they mature, and (iv) if Grantor is not an individual, Grantor has and will have sufficient capital to carry on Grantor’s businesses and all businesses in which Grantor is about to engage.
        (i)    Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Grantor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Grantor’s knowledge, no issuer of such securities (other than securities of a class which
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are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.
(j)    Margin Regulations; Investment Company Act; Public Utility Holding Company Act.
(i)     Grantor is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.
(ii)     None of Grantor, any person controlling Grantor, or any subsidiary (i) is a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Energy Policy Act of 2005, as amended; or (ii) is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.
    (k)    Patriot Act. All capitalized words and phrases and all defined terms used in the USA Patriot Act of 2001, 107 Public Law 56 (October 26, 2001) (the “Patriot Act”) and in other statutes and all orders, rules and regulations of the United States government and its various executive department, agencies and offices related to the subject matter of the Patriot Act, including, but not limited to, Executive Order 13224 effective September 24, 2001, are hereinafter collectively referred to as the “Patriot Rules” and are incorporated into this Agreement. Borrower (and Grantor, if different from Borrower) represents and warrants to Secured Party that neither it nor any of its principals, shareholders, members, partners, or affiliates, as applicable, is a person named as a Specially Designated National and Blocked Person (as defined in Presidential Executive Order 13224) and that it is not acting, directly or indirectly, for or on behalf of any such person. Borrower (and Grantor, if different from Borrower) further represents and warrants to Secured Party that Borrower (and Grantor, if different from Borrower) and its principals, shareholders, members, partners, or affiliates, as applicable, are not, directly or indirectly, engaged in, nor facilitating, the transactions contemplated by this Agreement on behalf of any person named as a Specially Designated National and Blocked Person. Borrower (and Grantor, if different from Borrower) hereby agrees to defend, indemnify and hold harmless Secured Party from and against any and all claims, damages, losses, risks, liabilities, and expenses (including reasonable attorneys; fees and costs) arising from or related to any breach of the foregoing representations and warranties.
    7.    Affirmative Covenants. Grantor will comply with the covenants contained in this Section 7 at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.
        (a)    Ownership and Liens. Grantor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Grantor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Grantor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral. Grantor will defend at its expense
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Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.
        (b)    Inspection of Books and Records. Grantor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Grantor’s books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.
        (c)    Adverse Claim. Grantor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Grantor’s expense, defend Secured Party’s security interest in the Collateral against the claims of any third party. Grantor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Grantor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.
        (d)    Further Assurances. Grantor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing (if requested) and filing any financing or continuation statements, or any amendments thereto, (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party, (C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities, (D) delivering notice of Secured Party’s security interest in any securities pledged as Collateral to any financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party, and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Grantor covenants and agrees, at Secured Party’s request, to cooperate in registering such securities in Secured Party’s name or with Secured Party's account maintained with a Federal Reserve Bank.
    (e)    Control Agreements. Grantor will cooperate with Secured Party in obtaining a control agreement in form and substance satisfactory to Secured Party with respect to Collateral for which such agreement is required for perfection of a security interest pursuant to the Code (as determined by Secured Party in its sole discretion).
    8.    Negative Covenants. Grantor will comply with the covenants contained in this Section 8 at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.
        (a)    Transfer or Encumbrance. Grantor will not (i) sell, assign (by operation of law or otherwise) or transfer Grantor’s rights in any of the Collateral; (ii) grant a lien or security interest in or execute, authorize, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party; or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.
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        (b)    Impairment of Security Interest. Grantor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party’s security interest in any Collateral.
        (c)    Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Grantor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer’s outstanding securities as Secured Party had before such issuance); (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities; or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.
        (d)    Restrictions on Securities. Grantor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.
    9.    Rights of Secured Party. Secured Party shall have the rights contained in this Section 9 at all times during the period of time this Agreement is effective.
        (a)    Power of Attorney. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, to take any actions and to execute any instruments which Secured Party may from time to time in Secured Party’s discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including, without limitation, the following actions: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption Proceeds or other cash Proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral. Notwithstanding the foregoing, the Secured Party shall only have the right to exercise the power of attorney provided in this Section 9(a) after the occurrence and during the continuance of an Event of Default.
        (b)    Performance by Secured Party. If Grantor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Grantor on demand.
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Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.
    10.    Events of Default. Each of the following constitutes an “Event of Default” under this Agreement:
        (a)    Default in Payment. The failure, refusal or neglect of Borrower to make any payment of principal or interest on the Indebtedness, or any portion thereof, as the same shall become due and payable;
        (b)    Non-Performance of Covenants. The failure of Borrower or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition (i) required herein and such failure shall remain unremedied for a period of thirty (30) days after the occurrence thereof; or (ii) in any of the other Loan Documents after giving effect to any applicable grace or cure periods;
        (c)    Default Under other Loan Documents. The occurrence of an event of default under any of the other Loan Documents after giving effect to any grace or cure periods applicable thereto;
        (d)    False Representation. Any representation or warranty contained herein or in any of the other Loan Documents made by Borrower or any Obligated Party is false or misleading in any material respect;
        (e)    Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or any Obligated Party to any third party under any agreement or undertaking;
        (f)    Bankruptcy or Insolvency. If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within ninety (90) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called “Applicable Bankruptcy Law”) or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within ninety (90) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of ninety (90) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party;
        (g)    Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Grantor;
        (h)    Abandonment. Grantor abandons the Collateral or any portion thereof;
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        (i)    Action by Other Lienholder. The holder of any lien or security interest on any of the assets of Grantor, including, without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), (i) suffers a payment default by Grantor; (ii) suffers a non-monetary default by Grantor that is not cured by or before the expiration of any applicable grace or cure periods and permits the creditor to accelerate the indebtedness that is the subject of the default; or (iii) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder;
        (j)    Liquidation, Death and Related Events. If Borrower or any Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity or, if Borrower or any Obligated Party is an individual, the death or legal incapacity of any such individual;
        (k)    Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock;
        (l)    Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law; (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof; or (iii) an order for relief naming any such issuer is entered under any Applicable Secured Bankruptcy Law, or
        (m)    Search Report. If Secured Party shall have elected to file any financing statement with respect to the Collateral, Secured Party shall receive at any time following the execution of this Agreement a search report indicating that Secured Party's security interest is not prior to all other security interests or other interests reflected in the report.
    11.    Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section 11.
        (a)    Remedies. Secured Party may from time to time at its discretion, without limitation and without notice:
(i)    Exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);
(ii)    Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;
(iii)    Sell or otherwise dispose of, at its office, on the premises of Grantor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party’s power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;
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(iv)    Buy the Collateral, or any portion thereof, at any public sale;
(v)    Buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;
(vi)    Apply for the appointment of a receiver for the Collateral, and Grantor hereby consents to any such appointment; and
(vii)    At its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Indebtedness.
    In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties as and shall be permitted to specifically disclaim any warranties of title or the like. Further, if Secured Party sells any of the Collateral on credit, Grantor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness. In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Grantor shall be credited with the proceeds of the sale. Grantor agrees that in the event Grantor or any Borrower is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at such party’s address set forth on the first page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.610 of the Code.
        (b)    Private Sale of Securities. Grantor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Grantor acknowledges that each any such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Grantor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Chapter 9 of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.
        (c)    Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of,
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collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:
(i)    To the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;
(ii)    To the payment or other satisfaction of any liens and other encumbrances upon the Collateral;
(iii)    To the satisfaction of the Indebtedness;
(iv)    By holding such cash and proceeds as Collateral;
(v)    To the payment of any other amounts required by applicable law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and
(vi)    By delivery to Grantor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.
        (d)    Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the full extent permitted by the Code.
        (e)    Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Grantor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Grantor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Grantor from resorting to judicial process at either party's option.
        (f)    Other Recourse. Grantor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Grantor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Grantor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Grantor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Grantor shall have no right of subrogation and Grantor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Grantor authorizes Secured Party, and without notice or demand and without any reservation of rights against Grantor and without affecting Grantor's liability hereunder or on the Indebtedness, to (i) take or hold any other
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property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property; (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine; (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness; (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party; and (v) release or substitute any third party.
        (g)    Voting Rights. Upon the occurrence of an Event of Default, Grantor will not exercise any voting rights with respect to securities pledged as Collateral. Grantor hereby irrevocably appoints Secured Party as Grantor’s attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Grantor's securities pledged as Collateral upon the occurrence of an Event of Default.
        (h)    Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:
(i)    All rights of Grantor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and
(ii)    All dividend and interest payments which are received by Grantor contrary to the provisions of Section 11(h)(i) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.
    12.    INDEMNITY. GRANTOR (AND BORROWER, IF BORROWER IS NOT THE GRANTOR) EACH HEREBY INDEMNIFIES AND AGREES TO HOLD HARMLESS SECURED PARTY, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND REPRESENTATIVES (EACH AN “INDEMNIFIED PERSON”) FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, CLAIMS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE (COLLECTIVELY, THE “CLAIMS”) WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST, ANY INDEMNIFIED PERSON ARISING IN CONNECTION WITH THE LOAN DOCUMENTS, THE INDEBTEDNESS OR THE COLLATERAL (INCLUDING WITHOUT LIMITATION, THE ENFORCEMENT OF THE LOAN DOCUMENTS AND THE DEFENSE OF ANY INDEMNIFIED PERSON’S ACTIONS AND/OR INACTIONS IN CONNECTION WITH THE LOAN DOCUMENTS). THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND SHALL EXTEND AND CONTINUE TO BENEFIT EACH INDIVIDUAL OR ENTITY WHO IS OR HAS AT ANY TIME BEEN AN INDEMNIFIED PERSON HEREUNDER; PROVIDED THAT, SUCH INDEMNIFICATION SHALL NOT, AS TO ANY INDEMNIFIED PERSON, BE AVAILABLE TO THE EXTENT THAT SUCH CLAIMS ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON.
    13.    Miscellaneous.
        (a)    Entire Agreement. This Agreement contains the entire agreement of Secured Party and Grantor (and Borrower, if Borrower is not the Grantor) with respect to the
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Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.
        (b)    Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and authenticated by the party against whom it is sought to be enforced, except to the extent of amendments specifically permitted by the Code without authentication by the Grantor.
        (c)    Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral; or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Grantor (or Borrower, if Borrower is not the Grantor) hereunder.
        (d)     Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand in any case shall of itself entitle Grantor (or Borrower, if Borrower is not the Grantor) to any other or further notice or demand in similar or other circumstances.
        (e)    Costs and Expenses. Grantor (and Borrower, if Borrower is not the Grantor) will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents; (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents; (iii) the administration of the Loan Documents; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral; (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents; or (vi) the failure by Grantor (or Borrower, if Borrower is not the Grantor) to perform or observe any of the provisions hereof.
        (f)    Controlling Law; Venue. This Agreement is executed and delivered as an incident to a lending transaction negotiated and consummated in Bexar County, Texas, and shall be governed by and construed in accordance with the laws of the State of Texas. Grantor (and Borrower, if Borrower is not the Grantor), for itself and its successors and assigns, hereby irrevocably (i) submits to the nonexclusive jurisdiction of the state and federal courts in Texas; (ii) waives, to the fullest extent permitted by law, and objection that it may now or in the future have to the laying of venue of any litigation arising out of or in connection with any Loan
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Document brought in the District Court of Bexar County, Texas, or in the United States District Court for the Western District of Texas, San Antonio, Division; (iii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum; (iv) agrees that any legal proceeding against any party to any Loan Document arising out of or in connection with any of the Loan Documents may be brought in one of the foregoing courts; and (v) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified herein. Nothing herein shall affect the right of Secured Party to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring any action or proceeding against Grantor (and Borrower, if Borrower is not the Grantor) or with respect to any of Grantor’s (or Borrower’s, if Borrower is not the Grantor) property in courts in other jurisdictions. The scope of each of the foregoing waivers is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor (and Borrower, if Borrower is not the Grantor) acknowledges that these waivers are a material inducement to Secured Party’s agreement to enter into agreements and obligations evidenced by the Loan Documents, that Secured Party has already relied on these waivers and will continue to rely on each of these waivers in related future dealings. The waivers in this section are irrevocable, meaning that they may not be modified either orally or in writing, and these waivers apply to any future renewals, extensions, amendments, modifications, or replacements in respect of the applicable Loan Document. In connection with any litigation, this Agreement may be filed as a written consent to a trial by the court.
        (g)    Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.
        (h)    No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.
        (i)    Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery; (ii) expedited delivery service with proof of delivery; or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the first page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.
        (j)    Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral; (ii) shall be binding on Grantor and the heirs, executors, administrators, personal representatives, successors and assigns of Grantor (and Borrower, if Borrower is not the Grantor); and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Grantor's (and Borrower’s, if Borrower is not
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the Grantor) rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.
        (k)    Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness; (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower; (iii) written request for the termination hereof delivered by Grantor to Secured Party; and (iv) written release delivered by Secured Party to Grantor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Grantor’s written request, Secured Party will, at Grantor’s sole cost and expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.
        (l)    Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies. Further, except as specifically noted as a waiver herein, no provision of this Agreement is intended by the parties to this Agreement to waive any rights, benefits or protection afforded to Secured Party under the Code.
        (m)    Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.
        (n)    Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.
    14.    Financing Statement Filings. Grantor recognizes that financing statements pertaining to the Collateral have been or may be filed in one or more of the following jurisdictions: the location of Grantor’s principal residence, the location of Grantor’s place of business, the location of Grantor’s chief executive office, or other such place as the Grantor may be “located” under the provisions of the Code; where Grantor maintains any Collateral, or has its records concerning any Collateral, as the case may be. Without limitation of any other covenant herein, Grantor will neither cause or permit any change in the location of (i) any Collateral; (ii) any records concerning any Collateral; or (iii) Grantor’s principal residence, the location of Grantor’s place of business, or the location of Grantor’s chief executive office, as the case may be, to a jurisdiction other than as represented in Section 6(g) hereof, nor will Grantor change its name or the Organizational Information as represented in Section 6(g), unless Grantor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Section 14, Grantor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements, amendments or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.
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    Without limiting Secured Party’s rights hereunder, Grantor authorizes Secured Party to file financing statements or amendments thereto under the provisions of the Code as amended from time to time.
    15.    Consent to Disclose Information. Borrower (and Grantor, if Grantor is not the Borrower) authorizes and consents to the disclosure by Secured Party of all information relating to the Note to any other party to the account pledged as Collateral and upon which a security interest is granted herein, including, but not limited to, information regarding the name of the Borrower and the amount, date and maturity of the Note.
16.     Counterparts; Facsimile Documents and Signatures. This Agreement may be separately executed in any number of counterparts, each of which will be an original, but all of which, taken together, will be deemed to constitute one and the same instrument. For purposes of negotiating and finalizing this Agreement, if this document or any document executed in connection with it is transmitted by facsimile machine, electronic mail or other electronic transmission, it will be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine or electronic mail will be considered for all purposes as an original signature. Any such transmitted document will be considered to have the same binding legal effect as an original document. At the request of any party, any faxed or electronically transmitted document will be re-executed by each signatory party in an original form.
17.    Imaging of Documents. Grantor (and Borrower, if Borrower is not the Grantor) understands and agrees that (i) Secured Party’s document retention policy may involve the electronic imaging of executed Loan Documents and the destruction of the paper originals; and (ii) Grantor (and Borrower, if Borrower is not the Grantor) waives any right that it may have to claim that the imaged copies of the Loan Documents are not originals.
[Signature page follows.]

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EXECUTED as of the date first written above.
FROST BANK, a Texas state bank

By:
Name:         Cliff McCauley
Its:     Senior Executive Vice President

                        BORROWER:
STELLAR BANCORP, INC., a Texas corporation f/k/a CBTX, Inc.

By:
    Robert R. Franklin, Jr., Chief Executive Officer

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SCHEDULE A

The following property is a part of the Collateral as defined in Section 1(b):

    THREE MILLION, TWO HUNDRED EIGHTEEN THOUSAND, SIX HUNDRED (3,218,600) shares of common stock of ALLEGIANCE BANK, a Texas state bank, as evidenced by Certificate No. ABT 1001 issued in the name of Grantor.

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